SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2004
                                                       ------------------------


                   STRUCTURED ASSET SECURITIES CORPORATION
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               (Exact name of registrant specified in Charter)


         Delaware                 333-106925                74-2440850
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     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


           745 Seventh Avenue, 7th Floor
                  New York, NY                                 10019
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     (Address of principal executive offices)                Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.     Other Events.
            ------------

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $219,588,647.00 in aggregate principal amount Class A1, Class A2, Class A3, Class A4, Class A-IO1, Class A-IO2, Class A-PO, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-5H on January 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 27, 2004, as supplemented by the Prospectus Supplement, dated January 29, 2004, as supplemented by the Supplement to the Prospectus Supplement dated February 2, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A-IO1, Class A-IO2, Class A-PO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $221,137,143.12 as of January 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              1.1 Terms Agreement, dated January 28, 2004, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of January 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

             99.2 Servicing Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

             99.3 Reconstituted Servicing Agreement, dated as of January 1, 2004, between Commercial Federal Bank and Lehman Brothers Holdings Inc.

             99.4 Reconstituted Servicing Agreement, dated as of January 1, 2004, between Countrywide Home Loans Servicing LP and Lehman Brothers Holdings Inc.

             99.5 Reconstituted Servicing Agreement, dated as of January 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

             99.6 Reconstituted Servicing Agreement, dated as of January 1, 2004, between SunTrust Mortgage, Inc. and Lehman Brothers Holdings Inc.

             99.7 Reconstituted Servicing Agreement, dated as of January 1, 2004, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

             99.8 Reconstituted Servicing Agreement, dated as of January 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

             99.9 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and Commercial Federal Bank

             99.10 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

             99.11 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation

             99.12 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SunTrust Mortgage, Inc.

             99.13 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

             99.14 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES CORPORATION


                                    By:    /s/ Bradford Andres
                                           ------------------------------------
                                    Name:  Bradford Andres
                                    Title: Senior Vice President

Date: February 17, 2004

                                  EXHIBIT INDEX

Exhibit No.                         Description                        Page No.
-----------                         -----------                        --------

      1.1        Terms Agreement, dated January 28, 2004, between
                 Structured Asset Securities Corporation, as
                 Depositor and Lehman Brothers Inc., as the
                 Underwriter.

      4.1 Trust Agreement, dated as of January 1, 2004, among Structured Asset Securities Corporation, as
                 Depositor,  Aurora Loan Services Inc., as Master
                 Servicer and Citibank, N.A., as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Lehman Brothers
                 Holdings Inc., as Seller and Structured Asset
                 Securities Corporation, as Purchaser.

      99.2 Servicing Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc. and Aurora
                 Loan Services Inc.

      99.3       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between Commercial Federal Bank and Lehman Brothers Holdings Inc.

      99.4       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between Countrywide Home Loans
                 Servicing LP and Lehman Brothers Holdings Inc.

      99.5       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

      99.6       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between SunTrust Mortgage, Inc.
                 and Lehman Brothers Holdings Inc.

      99.7       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between Waterfield Mortgage
                 Company, Inc. and Lehman Brothers Holdings Inc.

      99.8       Reconstituted Servicing Agreement, dated as of
                 January 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

      99.9 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and
                 Commercial Federal Bank

     99.10 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and
                 Countrywide Home Loans, Inc.

     99.11 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation


     99.12 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SunTrust
                 Mortgage, Inc.

     99.13 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and
                 Waterfield Mortgage Company, Inc.

     99.14 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells
                 Fargo Home Mortgage, Inc.